UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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☒	Preliminary Information Statement
☐	Definitive Information Statement
☐	Confidential, of the Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

AMBICOM HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Copies to:

Peter Campitiello

Kane Kessler, P.C.

1350 Avenue of the Americas

New York, New York 10019

Tel:      (212) 541-6222

Fax:      (212) 245-3009

AMBICOM HOLDINGS, INC.

500 Alder Drive

Milpitas, CA 95035

November [__], 2015

Dear AmbiCom Holdings, Inc. Stockholders:

This Information Statement is furnished by the Board of Directors (the “Board”) of AmbiCom Holdings, Inc., a Nevada corporation (the “Company”), to holders of record (the “Stockholders”) of the Company’s common stock, $0.008 par value per share (the “Common Stock), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our Stockholders that, on November 18, 2015, the Board and holders of a majority of the holders of the outstanding capital stock of the Company entitled to vote (the “Consenting Stockholders”) have authorized and approved an amendment to our Articles of Incorporation (the “Amendment”) of the Company effectuate a change and reclassification of each ten (10) shares of our issued and outstanding common stock (“Common Stock”) into one fully paid and non-assessable share of common stock, par value $0.008 per share (the “Common Stock”). A copy of the Amendment is attached as Annex A to this Information Statement.

This action was approved on November 18, 2015, by written consent of our Board of Directors and the affirmative vote of holders of a majority of the Company’s voting capital stock (the “Consenting Stockholders”) in accordance with Sections 78.315 and 78.320 of the Nevada Revised Statutes (“NRS”). Our Board and the Consenting Stockholders have approved the Amendment after carefully considering the amendment and concluding that this corporate action was in the best interest of our Company and our shareholders.

The approval of the Amendment will not become effective until at least 20 calendar days after the initial mailing of this Information Statement (the “Effective Date”).

No action is required by you. The accompanying Information Statement is furnished to inform our Stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being first mailed to you on or about [__________], 2015.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AMENDMENT TO INCREASE AUTHORIZED CAPITAL. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THIS MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

By Order of the Board of Directors

/s/ John Hwang
John Hwang
Chief Executive Officer and Director

AMBICOM HOLDINGS, INC.
500 Alder Drive

Milpitas, CA 95035

INFORMATION STATEMENT REGARDING

ACTION TAKEN BY WRITTEN CONSENT OF

MAJORITY SHAREHOLDERS

IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTORY STATEMENT

AmbiCom Holdings, Inc. (the “Company”) is a Nevada corporation with principal executive offices located at 400 Alder Drive, Milpitas, CA 95035. Our telephone number is (408) 321-0822. On November 18, 2015, the Company’s Board of Directors (the “Board”), after careful consideration, deemed advisable and approved and adopted an amendment to our Articles of Incorporation (the “Amendment”) effectuate change and reclassification of each ten (10) shares of our issued and outstanding common stock, par value $0.008 per share (the “Common Stock”) into one fully paid and non-assessable share of Common Stock (the “Stock Split). This Information Statement is being sent to holders of record (the “Stockholders”) of the Company’s Common Stock as of November 18, 2015 (the “Record Date”), by the Board to notify them about actions that the holders of at least a majority of the outstanding capital stock of the Company (the “Consenting Stockholders”) entitled to vote on the Amendment (the “Required Vote”), have taken by written consent, in lieu of a special meeting of the Stockholders. The Required Vote was obtained on November 18, 2015 in accordance with the relevant sections of the Nevada Revised Statutes (“NRS”) and our Articles of Incorporation and By-laws (the “Charter Documents”).

The Board and the Consenting Stockholders believe that it is in the best interest of the Company to effectuate the stock split further as described in this Information Statement in order to meet the Company’s business needs.

Section 78.320 of the NRS generally provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact obtain, the written consent of the Consenting Stockholders who collectively own shares representing a majority of our Common Stock.

We are not asking you for a proxy and you are requested not to send us a proxy.

Copies of this Information Statement are expected to be mailed on or about [_______], 2015, to the holders of record on the Record Date of our outstanding shares. The matters that are subject to approval of the Stockholders will not be completed until at least 20 calendar days after the initial mailing of this Information Statement. This Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our capital stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenting Stockholders

Under Nevada Law, our dissenting Stockholders are not entitled to appraisal rights with respect to the approval of the Amendment, and we will not independently provide our stockholders with any such right.

Information Statement Costs

The entire cost of furnishing this Information Statement will be borne by the Company. We expect to request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE EQUITY INCENTIVE PLAN. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR SUCH MATTER UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS ACTION.

FORWARD-LOOKING STATEMENTS

Certain statements included in this Information Statement regarding the Company are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Information Statement will in fact occur. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q. What will I receive if the Amendment is completed?

A. Nothing. The Amendment will only modify the Articles of Incorporation.

Q. When do you expect the Amendment to become effective?

A. The Amendment will become effective upon the filing of the Amendment with the Secretary of State of Nevada. A copy of the Form of the Amendment to Articles of Incorporation is attached to this Information Statement as Annex A. We expect to file the Certificate of Amendment to Articles of Incorporation with the Secretary of State of Nevada no less than 20 days after this information statement has been sent to you.

Q. Why am I not being asked to vote?

A. The holders of at least a majority of the issued and outstanding shares of voting capital stock have already approved the Amendment pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Nevada law, and no further approval by our shareholders is required.

Q. What do I need to do now?

A. Nothing. This information statement is purely for your information and does not require or request you to do anything.

APPROVAL OF THE AMENDMENT TO

THE COMPANY’S ARTICLES OF INCORPORATION

General Information

The Consenting Stockholders representing a majority of the Company’s outstanding voting stock have given their written consent to effect a reverse stock split on a ten (10) for one (10:1) basis (the “Stock Split”). Under the NRS, the consent of the holders of a majority of the voting power is effective as stockholders’ approval. We will file the Amendment with the Nevada Secretary of State in order to effectuate the Stock Split, and such Amendment shall not be effective earlier than Twenty (20) calendar days from the date of filing of this Information Statement. A copy of the form Amendment is attached hereto as Annex A.

Reasons for the Amendment

The Board of Directors has determined that it will be in the best interest of the shareholders to effectuate a reverse stock split (the “Stock Split”) of our issued and outstanding Common Stock by changing and reclassifying each ten (10) shares of our issued and outstanding Common Stock (“Old Shares”) into one (1) fully paid and non-assessable share of Common Stock (“New Shares”) for the purposes stated herein.

The Board of Directors believes that the low per-share market price of the Company’s Common Stock impairs the acceptability of the Common Stock to certain members of the investing public, including institutional investors, as well adversely affecting our ability to raise additional working capital. Because of the current low price of the Company’s Common Stock, the Company’s credibility as a viable business enterprise is negatively impacted. No assurance exists that any positive impact in these or other matters will result from the proposed action. Further, there is no assurance that the Company will not undertake an additional, similar action in the future.

In addition, the Board believes that the Stock Split and anticipated increase per share price of our Common Stock should also enhance the acceptability and marketability of the Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks due to, among other reasons, the trading volatility often associated with lower-priced stocks. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock. It should be noted that the liquidity of our Common Stock may be adversely affected by the proposed Stock Split given the reduced number of shares that will be outstanding after the Stock Split. The Board of Directors is hopeful, however, that the anticipated higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage houses described above. No assurance exists that the opinions of the Company will prove correct.

In addition, by reducing the number of outstanding shares of Common Stock, the number of shares of Common Stock available for issuance will be increased and will be available for issuance at such times and for such corporate purposes as the Board may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights. The availability of additional shares of Common Stock is particularly important in the event that the Board determines to undertake any actions on an expedited basis and thus to avoid the time, expense and delay of seeking stockholder approval in connection with any potential issuance of Common Stock of which we have none contemplated at this time other than as discussed herein.

The Company has no current plans, commitments or arrangements to issue additional shares of Common Stock, other than in contemplation of already existing obligations to do so.

Anti-Takeover Effects of the Proposed Amendment

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Although the Company has no intent or plan to employ the Amendment as an anti-takeover device, it is possible that management could use the additional shares authorized by the Amendment to resist or frustrate a third-party transaction.  For example, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. This, together with other anti-takeover provisions in our charter documents and provided by Nevada law, could potentially limit the opportunity for the Company’s stockholders to dispose of their stock at a premium.

The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

Summary of the Actions

The Actions will have the following effects upon the Common Stock:

1.	The number of shares owned by each holder of Common Stock will be reduced by a multiple of ten (10);

2.	The number of shares of Common Stock which will be issued and outstanding after the Stock Split will be reduced from 101,000,494 shares of our Common Stock to approximately 10,100,050 shares, subject to rounding;

3.	508,557,188 shares of Common Stock reserved for issuance (assuming that there are 700,000,000 shares of common stock authorized);

4.	20,325,000 shares of Preferred Stock reserved for issuance;

5.	The per share loss and net book value of the Common Stock will be increased because there will be a lesser number of shares of our Common Stock outstanding;

6.	The par value of the Common Stock will remain $0.008 per share;

7.	The stated capital on the Company’s balance sheet attributable to the Common Stock will be decreased ten (10) times its present amount and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased; and

8.	All outstanding options, warrants, and convertible securities entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon exercise thereof, ten (10) times fewer of the number of shares of Common Stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Stock Split, at the same aggregate price required to be paid therefore upon exercise thereof immediately preceding the Stock Split; and

9.	Because the market price of the Common Stock is also based on factors which may be unrelated to the number of shares outstanding, including our performance, general economic and market conditions and other factors, many of which are beyond our control, the market price per new share of the New Shares may not rise or remain constant in proportion to the reduction in the number of Old Shares outstanding before the Stock Split. Accordingly, the total market capitalization of Common Stock after the Stock Split may be lower than the total market capitalization before the Stock Split. In the future, the market price of Common Stock following the Reverse Stock Split may not equal or exceed the market price prior to the Stock Split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before a split.

There are currently no proposals or arrangements, written or otherwise, to issue additional shares of our Common Stock at this time. However, should we issue additional shares of stock in the future, this could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock.

Description of Securities

Common Stock

Number of Authorized and Outstanding Shares:

The Company's Amended and Restated Articles of Incorporation authorizes the issuance of 700,000,000 shares of capital stock, $0.008 par value per share. On November __, 2015, there were 101,000,494 shares outstanding.

Voting Rights:

Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock have no cumulative voting rights. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

Other:

No shareholder has any preemptive right or other similar right to purchase or subscribe for any additional securities issued by the Company, and no shareholder has any right to convert the common stock into other securities. No shares of common stock are subject to redemption or any sinking fund provisions. All the outstanding shares of the Company's common stock are fully paid and non-assessable. Subject to the rights of the holders of the preferred stock, if any, the Company's shareholders of common stock are entitled to dividends when, as and if declared by the Board from funds legally available therefore and, upon liquidation, to a pro-rata share in any distribution to shareholders. The Company does not anticipate declaring or paying any cash dividends on the common stock in the foreseeable future.

Preferred Stock

The Company's Amended Articles of Incorporation authorize the issuance of 50,000,000 shares of Preferred Stock subject to any limitations prescribed by law, without further vote or action by the stockholders, and to issue, from time to time, shares, of preferred stock in one or more series. Each such series of Preferred Stock shall have such number of shares, designations, preferences, voting powers, qualifications, and special or relative rights or privileges as shall be determined by the Company's board of directors, which may include, among others, dividend rights, voting rights, liquidation preferences, conversion rights and preemptive rights.

Series A Convertible Preferred Stock

The Company has authorized a total of 10,000,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A”).  The Series A is convertible at any time into shares of the Company’s common stock at the conversion rate of one share of common stock per each share of Series A converted.  The Series A is treated on an “as converted” basis for both voting and liquidation rights. There were 10,000,000 shares of Series A issued and outstanding as July 31, 2014. In June 2011, an amendment was filed with the Secretary of State of Nevada whereby the conversion price of Series A would remain unchanged in event of stock split, stock dividend on the common stock, a reclassification of the common stock or distribution to holders of common stock. During the year ended July 31, 2015, all of the 10,000,000 shares of Series A convertible preferred stock outstanding as of July 31, 2014 were converted into 20,000,000 shares of common stock.

Series B Convertible Preferred Stock

The Company has authorized a total of 325,000 shares of Series B Convertible Redeemable Preferred Stock, par value $0.008 per share (the “Series B”). The Series B accrues annual dividends at the rate of 6% per year in shares of Common Stock at the dividend conversion rate of $1.00. The Series B, together with any unpaid dividends, shall be convertible into Common Stock at the conversion price of $1 per share divided by the greater of forty cents ($0.40) or seventy percent (70%) of the daily volume weighted average price of the Common Stock for the twenty trading days immediately prior to the conversion.  The Series B is redeemable by the Company, at any time prior to December 31, 2015, in cash at the redemption rate of $1.00 per share of Series B plus any accrued and unpaid dividends. On December 31, 2015, all outstanding shares of Series B shall be redeemed by the Company at a per share redemption price equal to $1.00 per share of Series B plus an amount of Common Stock equal to the amount of the accrued and unpaid dividend thereon.  The Series B priority over the Series A Preferred Stock and the Common Stock.  The Series B votes on an “as converted” basis. As of July 31, 2015, the 262,475 outstanding shares of Series B had a liquidation preference of $2,600,000.

Security Ownership of Principal Stockholders, Directors, and Officers

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of outstanding Common Stock as of November ___, 2015 by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of our directors, (iii) each of our named executive officers (as defined in Item 403(a) of Regulation S-K under the Securities Act), and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the security and stockholders listed below possess sole voting and investment power with respect to their shares.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class (2)
John Hwang (3)	17,000,000	30.4%
Veloxum Corp. (4)	13,100,437	23.4%
Robert Radoff	712,500	*
All Directors and Executive Officers as a Group (3 persons)	30,812,937	58%

     * Less than one percent (1%)

(1) "Beneficial Owner" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) For each shareholder, the calculation of percentage of beneficial ownership is based upon 52,598,682 shares of Common Stock outstanding as of August 4, 2015, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

(3) Does not include 1,007,321 shares of Common stock held beneficially by family members.

Changes in Control

There are no existing arrangements that may result in a change in control of the Company.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly, current and other reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at www.sec.gov. You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement on Schedule 14C to be signed on its behalf by the undersigned duly authorized.

Dated: November __, 2015

AMBICOM HOLDINGS, INC.

By:	/s/John Hwang
	Name:	John Hwang
	Title:	Chief Executive Officer

ANNEX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

AMBICOM HOLDINGS, INC.

(Continued)

(ii) Stock Split. Effective upon the filing of these Amended and Restated Articles of Incorporation (the "Effective Time"), a one (1) for ten (10) (1:10) reverse stock split of the Common Stock will be effectuated. As of the Effective Time, every ten (10) shares of Common Stock issued and outstanding immediately prior to the Effective Time (the "Old Common Stock") will be automatically and without any action on the part of the holder thereof reclassified as and converted into one (1) share of Common Stock (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock (each, an “Old Certificate”) shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (each, a “New Certificate”). All fractional shares of Common Stock shall be rounded to the next higher whole number of shares of Common Stock. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting the exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that the taxes are not payable. From and after the Effective Time the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

(b) Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the N.R.S. (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time one or more classes of Preferred Stock or one or more series of Preferred Stock, by fixing and determining the number of shares to be included in each such class or series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series, is hereby expressly vested in it and shall include, without limiting the generality of the foregoing, determination of the following:

(i)           the designation of such class or series, which may be by distinguishing number, letter or title;

(ii)           the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)           the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends payable and any other class or classes of capital stock of the Company, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv)           dates on which dividends, if any, shall be payable;

(v)           whether the shares of such class or series shall be subject to redemption by the Company, and if made subject to redemption, the redemption rights and price or prices, if any, for shares of the class or series;

(vi)           the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)           the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

(viii)           whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)           restrictions on the issuance of shares of the same class or series or of any other class or series; and

(x)           whether the holders of the shares of such class or series shall be entitled to vote, as a class, series or otherwise, any and all matters of the corporation to which holders of Common Stock are entitled to vote.

(c)           Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Amended Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

Article V

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Company, rights entitling the holders thereof to purchase from the Company shares of stock or other securities of the Company or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a)           the initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(b)           provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Company;

(c)           provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Company, a change in ownership of the Company's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Company or any stock of the Company, and provisions restricting the ability of the Company to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Company under such rights;

(d)           provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Company the right to exercise such rights and/or cause the rights held by such holder to become void;

(e)           provisions that permit the Company to redeem or exchange such rights; and

(f)           the appointment of a rights agent with respect to such rights.